Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
September 30, 2025
ICF-NPRT3-1125
1.9882755.108
Foreign Government and Government Agency Obligations - 5.1%
		Principal Amount (a)	Value ($)
CANADA - 3.0%
Canadian Government 1.5% 12/1/2031	CAD	1,760,000	1,166,366
Canadian Government 2% 6/1/2032	CAD	40,000	27,133
Canadian Government 2.75% 6/1/2033	CAD	1,450,000	1,023,161
Canadian Government 3% 6/1/2034	CAD	900,000	641,778
TOTAL CANADA			2,858,438
JAPAN - 0.3%
Japan Government 0.9% 9/20/2034	JPY	50,000,000	318,703
MULTI-NATIONAL - 1.0%
European Union 0.75% 4/4/2031 (b)	EUR	163,000	173,356
European Union 2.5% 12/4/2031 (b)	EUR	278,000	322,559
European Union 3.375% 12/12/2035 (b)	EUR	150,000	179,342
European Union 4% 4/4/2044 (b)	EUR	220,000	266,483
TOTAL MULTI-NATIONAL			941,740
ROMANIA - 0.8%
Romanian Republic 2.124% 7/16/2031 (b)	EUR	75,000	75,066
Romanian Republic 5.875% 7/11/2032 (b)	EUR	325,000	390,151
Romanian Republic 6.375% 9/18/2033 (b)	EUR	250,000	307,748
TOTAL ROMANIA			772,965
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,868,271)			4,891,846

Non-Convertible Corporate Bonds - 61.5%
		Principal Amount (a)	Value ($)
AUSTRALIA - 1.5%
Financials - 1.2%
Banks - 0.6%
Commonwealth Bank of Australia 2.688% 3/11/2031 (c)		200,000	180,929
Commonwealth Bank of Australia 3.788% 8/26/2037 (b)(d)	EUR	300,000	353,246
			534,175
Financial Services - 0.2%
Cimic Finance Ltd 1.5% 5/28/2029 (b)	EUR	242,000	263,823
Insurance - 0.4%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(d)	GBP	297,000	371,647
TOTAL FINANCIALS			1,169,645

Utilities - 0.3%
Electric Utilities - 0.3%
AusNet Services Holdings Pty Ltd 6.134% 5/31/2033	AUD	420,000	295,442
TOTAL AUSTRALIA			1,465,087
AUSTRIA - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Supernova Invest GmbH 5% 6/24/2030 (b)	EUR	100,000	119,904
BELGIUM - 1.5%
Consumer Staples - 0.5%
Food Products - 0.5%
Barry Callebaut Services NV 4.25% 8/19/2031 (b)	EUR	400,000	480,038
Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Fluxys SA 4% 11/28/2030 (b)	EUR	400,000	477,987
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Shurgard Luxembourg Sarl 4% 5/27/2035 (b)	EUR	400,000	472,147
TOTAL BELGIUM			1,430,172
CANADA - 2.3%
Financials - 2.3%
Banks - 2.3%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(d)	EUR	1,100,000	1,295,597
Royal Bank of Canada 3.125% 9/27/2031 (b)(d)	EUR	420,000	493,324
Toronto Dominion Bank 3.357% 9/22/2032 (b)	EUR	400,000	467,997

TOTAL CANADA			2,256,918
CZECH REPUBLIC - 0.9%
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
CPI Property Group SA 1.5% 1/27/2031 (b)	EUR	550,000	532,725
CPI Property Group SA 6% 1/27/2032 (b)	EUR	300,000	358,819

TOTAL CZECH REPUBLIC			891,544
DENMARK - 1.3%
Consumer Staples - 0.5%
Beverages - 0.3%
Carlsberg Breweries A/S 3.25% 2/28/2032 (b)	EUR	275,000	323,796
Tobacco - 0.2%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	125,000	152,453
TOTAL CONSUMER STAPLES			476,249

Financials - 0.8%
Banks - 0.8%
Danske Bank A/S 3.875% 1/9/2032 (b)(d)	EUR	445,000	539,442
Jyske Bank A/S 5.125% 5/1/2035 (b)(d)	EUR	211,000	262,243
			801,685
TOTAL DENMARK			1,277,934
FINLAND - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Citycon Treasury BV 5.375% 7/8/2031 (b)	EUR	100,000	118,057
FRANCE - 5.3%
Communication Services - 0.2%
Media - 0.2%
Publicis Groupe SA 3.375% 6/12/2032 (b)	EUR	200,000	234,766
Consumer Discretionary - 0.4%
Automobiles - 0.4%
RCI Banque SA 4.75% 3/24/2037 (b)(d)	EUR	100,000	119,454
RCI Banque SA 5.5% 10/9/2034 (b)(d)	EUR	200,000	246,993
			366,447
Financials - 2.5%
Banks - 2.5%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		473,000	443,621
BNP Paribas SA 3.132% 1/20/2033 (c)(d)		600,000	546,034
BNP Paribas SA 3.945% 2/18/2037 (b)(d)	EUR	700,000	824,601
BNP Paribas SA 5.786% 1/13/2033 (c)(d)		97,000	101,804
Societe Generale SA 6.691% 1/10/2034 (c)(d)		447,000	486,881
			2,402,941
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Holding d'Infrastructures des Metiers de l'Environnement SAS 0.625% 9/16/2028 (b)	EUR	396,000	427,360
Utilities - 1.8%
Electric Utilities - 0.5%
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	400,000	522,441
Multi-Utilities - 1.3%
Engie SA 3.875% 3/6/2036 (b)	EUR	200,000	236,770
Engie SA 4.25% 9/6/2034 (b)	EUR	200,000	244,599
Veolia Environnement SA 3.324% 6/17/2032 (b)	EUR	600,000	704,825
			1,186,194
TOTAL UTILITIES			1,708,635

TOTAL FRANCE			5,140,149
GERMANY - 10.3%
Consumer Discretionary - 0.8%
Automobile Components - 0.8%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	117,319
Schaeffler AG 5.375% 4/1/2031 (b)	EUR	100,000	122,936
ZF Europe Finance BV 4.75% 1/31/2029 (b)	EUR	500,000	576,424
			816,679
Consumer Staples - 0.3%
Consumer Staples Distribution & Retail - 0.3%
METRO AG 4% 3/5/2030 (b)	EUR	200,000	243,335
Energy - 0.4%
Energy Equipment & Services - 0.4%
Vier Gas Transport GmbH 3.625% 9/8/2033 (b)	EUR	300,000	352,261
Financials - 3.9%
Banks - 0.9%
Commerzbank AG 3.625% 1/14/2032 (b)(d)	EUR	200,000	238,512
Commerzbank AG 4.875% 10/16/2034 (b)(d)	EUR	100,000	123,174
Commerzbank AG 8.625% 2/28/2033 (b)(d)	GBP	200,000	288,808
Volkswagen Bank GmbH 3.5% 6/19/2031 (b)	EUR	200,000	234,998
			885,492
Capital Markets - 1.3%
Deutsche Bank AG 6.125% 12/12/2030 (b)(d)	GBP	900,000	1,256,611
Financial Services - 1.7%
KfW 0% 1/10/2031 (b)	EUR	435,000	447,553
KfW 1.125% 9/15/2032 (b)	EUR	215,000	227,341
KfW 1.375% 6/7/2032 (b)	EUR	50,000	54,035
KfW 2.875% 12/28/2029 (b)	EUR	180,000	215,165
KfW 3.25% 3/24/2031 (b)	EUR	170,000	206,772
KfW 3.75% 7/15/2030		400,000	399,698
			1,550,564
TOTAL FINANCIALS			3,692,667

Health Care - 1.4%
Pharmaceuticals - 1.4%
Bayer US Finance LLC 6.375% 11/21/2030 (c)		613,000	655,159
Bayer US Finance LLC 6.5% 11/21/2033 (c)		676,000	729,219
			1,384,378
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
ACCENTRO East Holding GMBH 6% 6/30/2027 pay-in-kind (f)	EUR	100,000	117,405
Accentro Real Estate AG 5.625% 2/13/2026 (b)(e)	EUR	478,800	219,233
Deutsche EuroShop AG 4.5% 10/15/2030 (b)	EUR	100,000	118,346
LEG Immobilien SE 3.875% 1/20/2035 (b)	EUR	100,000	115,840
Sirius Real Estate Ltd 4% 1/22/2032 (b)	EUR	200,000	234,025
			804,849
Utilities - 2.7%
Electric Utilities - 2.1%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	200,000	235,975
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	100,000	120,109
Amprion GmbH 3.875% 6/5/2036 (b)	EUR	300,000	354,409
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(d)	EUR	500,000	554,867
EnBW International Finance BV 3.75% 11/20/2035 (b)	EUR	575,000	676,405
			1,941,765
Independent Power and Renewable Electricity Producers - 0.6%
RWE Finance US LLC 5.125% 9/18/2035 (c)		150,000	147,955
RWE Finance US LLC 5.875% 4/16/2034 (c)		457,000	480,100
			628,055
TOTAL UTILITIES			2,569,820

TOTAL GERMANY			9,863,989
HONG KONG - 0.8%
Financials - 0.8%
Insurance - 0.8%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(d)		780,000	743,289
ITALY - 1.1%
Financials - 0.3%
Banks - 0.3%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (c)		236,000	259,770
Utilities - 0.8%
Electric Utilities - 0.5%
Enel Finance International NV 4.375% 9/30/2030 (c)		200,000	198,640
Enel Finance International NV 5.5% 6/26/2034 (c)		300,000	310,603
			509,243
Gas Utilities - 0.3%
Snam SpA 5.75% 5/28/2035 (c)		287,000	297,334
TOTAL UTILITIES			806,577

TOTAL ITALY			1,066,347
JAPAN - 0.5%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
NTT Finance Corp 3.678% 7/16/2033 (b)	EUR	175,000	208,581
Consumer Staples - 0.3%
Tobacco - 0.3%
Japan Tobacco Inc 5.856% 6/15/2035 (c)		290,000	308,806
TOTAL JAPAN			517,387
LUXEMBOURG - 3.5%
Financials - 0.5%
Financial Services - 0.5%
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,822,400	552,837
Real Estate - 3.0%
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	122,195
Real Estate Management & Development - 2.9%
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	663,000	742,060
CBRE Europe Logistics Partners SCA SICAV-SIF 3.5% 9/22/2032 (b)	EUR	300,000	349,189
CBRE Open-Ended Funds SCA SICAV-SIF 4.75% 3/27/2034 (b)	EUR	246,000	304,715
Logicor Financing Sarl 1.625% 1/17/2030 (b)	EUR	289,000	315,866
Logicor Financing Sarl 2% 1/17/2034 (b)	EUR	212,000	212,934
Logicor Financing Sarl 3.75% 7/14/2032 (b)	EUR	200,000	234,667
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	100,000	121,643
P3 Group Sarl 3.75% 4/2/2033 (b)	EUR	200,000	233,730
P3 Group Sarl 4% 4/19/2032 (b)	EUR	200,000	238,742
			2,753,546
TOTAL REAL ESTATE			2,875,741

TOTAL LUXEMBOURG			3,428,578
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		735,000	712,583
MULTI-NATIONAL - 2.3%
Financials - 2.3%
Banks - 2.3%
European Investment Bank 0.25% 6/15/2040 (b)	EUR	780,000	583,200
European Investment Bank 2.375% 5/15/2030 (b)	EUR	1,140,000	1,333,718
European Investment Bank 2.875% 6/18/2035 (b)	EUR	240,000	279,513

TOTAL MULTI-NATIONAL			2,196,431
NETHERLANDS - 1.7%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	200,000	237,620
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	100,000	126,056
Financials - 1.4%
Banks - 1.0%
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	300,000	316,754
ING Groep NV 3% 8/17/2031 (b)(d)	EUR	500,000	582,568
			899,322
Insurance - 0.4%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(d)		377,000	380,815
TOTAL FINANCIALS			1,280,137

TOTAL NETHERLANDS			1,643,813
NORWAY - 0.3%
Financials - 0.3%
Banks - 0.3%
DNB Bank ASA 0.25% 2/23/2029 (b)(d)	EUR	246,000	272,634
POLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	432,000	465,357
PORTUGAL - 0.4%
Financials - 0.4%
Insurance - 0.4%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(d)	EUR	300,000	355,791
SPAIN - 0.6%
Financials - 0.6%
Banks - 0.6%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (d)		200,000	212,664
CaixaBank SA 3.625% 9/19/2032 (b)(d)	EUR	300,000	358,606

TOTAL SPAIN			571,270
SWEDEN - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (b)	EUR	215,000	232,200
SWITZERLAND - 2.3%
Financials - 2.2%
Capital Markets - 1.8%
UBS Group AG 4.125% 6/9/2033 (b)(d)	EUR	602,000	736,623
UBS Group AG 4.75% 3/17/2032 (b)(d)	EUR	812,000	1,023,662
			1,760,285
Insurance - 0.4%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(d)		391,000	355,101
TOTAL FINANCIALS			2,115,386

Materials - 0.1%
Containers & Packaging - 0.1%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (b)	EUR	100,000	118,980
TOTAL SWITZERLAND			2,234,366
UNITED KINGDOM - 17.1%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC 4.875% 10/3/2078 (b)(d)	GBP	169,000	227,237
Consumer Discretionary - 1.5%
Broadline Retail - 0.6%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	500,000	546,871
Hotels, Restaurants & Leisure - 0.5%
IHG Finance LLC 3.375% 9/10/2030 (b)	EUR	125,000	147,045
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	236,000	304,862
			451,907
Household Durables - 0.4%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	357,000	407,044
TOTAL CONSUMER DISCRETIONARY			1,405,822

Consumer Staples - 1.6%
Tobacco - 1.6%
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	448,000	543,215
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	688,000	876,584
Imperial Brands Finance PLC 3.875% 2/12/2034 (b)	EUR	150,000	174,559
			1,594,358
Financials - 6.8%
Banks - 5.7%
Barclays PLC 3.543% 8/14/2031 (b)(d)	EUR	300,000	356,132
HSBC Holdings PLC 4.787% 3/10/2032 (b)(d)	EUR	163,000	205,503
HSBC Holdings PLC 4.856% 5/23/2033 (b)(d)	EUR	780,000	991,117
HSBC Holdings PLC 5.813% 5/22/2033 (b)(d)	GBP	200,000	276,574
HSBC Holdings PLC 8.201% 11/16/2034 (b)(d)	GBP	360,000	533,548
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(d)	EUR	800,000	1,007,061
NatWest Group PLC 2.105% 11/28/2031 (b)(d)	GBP	202,000	264,604
NatWest Group PLC 7.416% 6/6/2033 (b)(d)	GBP	544,000	771,263
Standard Chartered PLC 3.864% 3/17/2033 (b)(d)	EUR	300,000	358,527
Virgin Money UK PLC 7.625% 8/23/2029 (b)(d)	GBP	499,000	723,537
			5,487,866
Consumer Finance - 0.5%
Motability Operations Group PLC 3.625% 1/22/2033 (b)	EUR	375,000	441,382
Financial Services - 0.1%
Nationwide Building Society 4% 7/30/2035 (b)(d)	EUR	100,000	119,223
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	310,000	477,224
TOTAL FINANCIALS			6,525,695

Industrials - 1.4%
Ground Transportation - 0.6%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	639,000	590,569
Trading Companies & Distributors - 0.2%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	134,000	178,074
Transportation Infrastructure - 0.6%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	400,000	544,947
TOTAL INDUSTRIALS			1,313,590

Real Estate - 0.3%
Office REITs - 0.3%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	200,000	269,318
Utilities - 5.3%
Electric Utilities - 1.2%
London Power Networks PLC 3.837% 6/11/2037 (b)	EUR	225,000	263,556
NGG Finance PLC 2.125% 9/5/2082 (b)(d)	EUR	460,000	529,420
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	325,000	381,929
			1,174,905
Water Utilities - 4.1%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	141,000	169,930
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	330,000	455,678
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	125,000	159,518
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	195,000	273,508
Anglian Water Services Financing PLC 6.625% 1/15/2029 (e)	GBP	50,000	70,345
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (b)	EUR	325,000	384,810
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	307,000	386,628
South West Water Finance PLC 5.25% 9/15/2031 (b)	GBP	300,000	400,518
South West Water Finance PLC 5.75% 12/11/2032 (b)	GBP	100,000	136,927
SW Finance I PLC 6.875% 8/7/2032 (b)	GBP	100,000	136,073
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	316,000	421,308
United Utilities Water Finance PLC 3.5% 2/27/2033 (b)	EUR	250,000	291,638
Wessex Water Services Finance PLC 6.125% 9/19/2034 (b)	GBP	250,000	339,607
Yorkshire Water Finance PLC 6% 7/22/2033 (b)	GBP	250,000	335,378
			3,961,866
TOTAL UTILITIES			5,136,771

TOTAL UNITED KINGDOM			16,472,791
UNITED STATES - 6.2%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Alphabet Inc 3.875% 5/6/2045	EUR	100,000	115,851
Alphabet Inc 4% 5/6/2054	EUR	100,000	114,586
			230,437
Consumer Discretionary - 0.9%
Automobiles - 0.5%
Stellantis Finance US Inc 5.75% 3/18/2030 (c)		476,000	484,166
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp 3.5% 5/21/2032 (b)	EUR	350,000	416,543
TOTAL CONSUMER DISCRETIONARY			900,709

Consumer Staples - 0.9%
Tobacco - 0.9%
Philip Morris International Inc 3.25% 6/6/2032	EUR	750,000	875,126
Financials - 2.2%
Banks - 0.5%
Citigroup Inc 4.296% 7/23/2036 (d)	EUR	200,000	239,566
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(d)	EUR	199,000	239,219
			478,785
Capital Markets - 0.9%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	354,000	475,416
Morgan Stanley 3.955% 3/21/2035 (d)	EUR	245,000	295,157
Morgan Stanley 4.099% 5/22/2036 (d)	EUR	100,000	121,120
			891,693
Consumer Finance - 0.8%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	208,000	249,068
Ford Motor Credit Co LLC 6.184% 8/29/2031	GBP	225,000	303,517
Stellantis Financial Services US Corp 5.4% 9/15/2030 (c)		219,000	219,459
			772,044
TOTAL FINANCIALS			2,142,522

Information Technology - 0.1%
Software - 0.1%
Fiserv Funding ULC 3.5% 6/15/2032	EUR	100,000	117,114
Real Estate - 1.2%
Diversified REITs - 0.1%
WP Carey Inc 4.25% 7/23/2032	EUR	100,000	121,595
Industrial REITs - 0.2%
Prologis Euro Finance LLC 3.25% 9/22/2032	EUR	200,000	233,815
Retail REITs - 0.4%
Realty Income Corp 3.375% 6/20/2031	EUR	300,000	353,258
Specialized REITs - 0.5%
American Tower Corp 3.625% 5/30/2032	EUR	350,000	417,765
TOTAL REAL ESTATE			1,126,433

Utilities - 0.7%
Electric Utilities - 0.7%
Duke Energy Corp 3.85% 6/15/2034	EUR	216,000	253,819
Southern Co/The 1.875% 9/15/2081 (d)	EUR	333,000	376,035
			629,854
TOTAL UNITED STATES			6,022,195
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $57,747,517)			59,498,786

Preferred Securities - 8.4%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
CPI Property Group SA 3.75% (b)(d)(g)	EUR	494,000	522,956
FINLAND - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Citycon Oyj 7.875% (b)(d)(g)	EUR	347,000	403,346
GERMANY - 3.9%
Consumer Discretionary - 0.5%
Automobiles - 0.5%
Volkswagen International Finance NV 3.875% (b)(d)(g)	EUR	400,000	465,527
Real Estate - 3.4%
Real Estate Management & Development - 3.4%
Aroundtown Finance Sarl 7.875% (d)(g)		1,400,000	1,491,681
Aroundtown SA 5 year ISDA Fixed EURIBOR + 3.98%, 6.193% (b)(d)(g)(h)	EUR	1,100,000	1,318,756
Grand City Properties SA 1.5% (b)(d)(g)	EUR	400,000	461,446
			3,271,883
TOTAL GERMANY			3,737,410
SWEDEN - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Samhallsbyggnadsbolaget i Norden AB 5 year EUR Swap Annual Index + 2.814%, 4.9355% (b)(d)(g)(h)(i)	EUR	495,000	406,593
SWITZERLAND - 0.8%
Financials - 0.8%
Capital Markets - 0.8%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(d)(f)(g)(h)(i)		9,515,000	808,775
UNITED KINGDOM - 2.4%
Consumer Staples - 1.2%
Tobacco - 1.2%
British American Tobacco PLC 3% (b)(d)(g)	EUR	900,000	1,078,763
Financials - 0.6%
Banks - 0.6%
Barclays PLC 8.875% (b)(d)(g)	GBP	430,000	611,161
Industrials - 0.2%
Ground Transportation - 0.2%
Mobico Group PLC 4.25% (b)(d)(g)	GBP	198,000	169,308
Utilities - 0.4%
Electric Utilities - 0.4%
SSE PLC 3.74% (b)(d)(g)	GBP	320,000	434,812
TOTAL UNITED KINGDOM			2,294,044
TOTAL PREFERRED SECURITIES (Cost $18,097,433)			8,173,124

U.S. Treasury Obligations - 20.7%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.18	350,000	324,871
US Treasury Bonds 4.375% 8/15/2043	4.90	1,959,000	1,890,588
US Treasury Bonds 4.5% 2/15/2044	4.67	1,700,000	1,662,746
US Treasury Bonds 4.625% 11/15/2044	4.86 to 5.06	600,000	594,422
US Treasury Bonds 4.625% 5/15/2044	4.12 to 4.65	450,000	446,713
US Treasury Bonds 6.25% 5/15/2030 (k)	3.46 to 4.41	3,534,000	3,908,521
US Treasury Notes 3.625% 9/30/2031	4.23	2,000,000	1,976,563
US Treasury Notes 3.75% 12/31/2030	4.07	383,000	382,581
US Treasury Notes 3.75% 8/31/2031	3.64	1,100,000	1,095,016
US Treasury Notes 3.875% 8/15/2033	4.77	184,000	182,476
US Treasury Notes 4% 7/31/2032	4.01	225,000	226,055
US Treasury Notes 4.125% 11/30/2029	4.11	240,000	243,863
US Treasury Notes 4.125% 3/31/2032	4.19	1,650,000	1,671,914
US Treasury Notes 4.125% 5/31/2032	4.19	272,000	275,461
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	800,000	812,211
US Treasury Notes 4.25% 5/15/2035	4.22	50,000	50,460
US Treasury Notes 4.25% 6/30/2031	4.35	620,000	633,514
US Treasury Notes 4.375% 1/31/2032	4.21	100,000	102,766
US Treasury Notes 4.375% 12/31/2029	4.39	865,000	887,368
US Treasury Notes 4.5% 11/15/2033	4.14	326,000	337,053
US Treasury Notes 4.625% 2/15/2035	4.44	95,000	98,735
US Treasury Notes 4.625% 4/30/2029	4.44 to 4.72	2,200,000	2,270,211
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,796,572)			20,074,108

Money Market Funds - 1.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l) (Cost $1,872,956)	4.21	1,872,581	1,872,956

TOTAL INVESTMENT IN SECURITIES - 97.6% (Cost $102,382,749)	94,510,820
NET OTHER ASSETS (LIABILITIES) - 2.4%	2,278,248
NET ASSETS - 100.0%	96,789,068

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 10Y Australia Treasury Bond Contracts (Australia)	8	12/15/2025	600,038	(1,547)	(1,547)
CBOT 10Y US Treasury Ultra Notes Contracts (United States)	12	12/19/2025	1,381,125	10,604	10,604
CBOT 2Y US Treasury Notes Contracts (United States)	4	12/31/2025	833,469	681	681
CBOT 5Y US Treasury Notes Contracts (United States)	1	12/31/2025	109,180	(244)	(244)
CBOT US Treasury Long Bond Contracts (United States)	22	12/19/2025	2,565,063	66,455	66,455
Eurex Euro-Bobl Contracts (Germany)	7	12/8/2025	968,204	1	1
Eurex Euro-Bund Contracts (Germany)	2	12/8/2025	301,895	745	745
TME 10Y Canadian Bond Contacts (Canada)	4	12/18/2025	351,972	7,839	7,839

TOTAL PURCHASED					84,534

Sold

Interest Rate Contracts
ICE United Kingdom of Great Britain and Northern Ireland Contracts (United Kingdom)	12	12/29/2025	1,466,049	(4,654)	(4,654)

TOTAL FUTURES CONTRACTS					79,880
The notional amount of futures purchased as a percentage of Net Assets is 7.4%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	33,000	USD	23,698	JPMorgan Chase Bank NA	10/1/2025	14
CAD	81,000	USD	58,771	JPMorgan Chase Bank NA	10/3/2025	(566)
EUR	50,000	USD	58,931	BNP Paribas SA	10/3/2025	(225)
EUR	35,000	USD	40,893	BNP Paribas SA	10/3/2025	201
EUR	103,000	USD	120,419	BNP Paribas SA	10/3/2025	516
EUR	80,000	USD	92,932	BNP Paribas SA	10/3/2025	998
EUR	262,000	USD	305,957	Bank of America NA	10/3/2025	1,664
EUR	61,000	USD	71,862	Bank of America NA	10/3/2025	(240)
EUR	705,000	USD	815,752	Goldman Sachs Bank USA	10/3/2025	12,007
EUR	140,000	USD	164,855	JPMorgan Chase Bank NA	10/3/2025	(477)
EUR	325,000	USD	379,972	JPMorgan Chase Bank NA	10/3/2025	1,619
EUR	91,000	USD	106,550	Royal Bank of Canada	10/3/2025	295
EUR	279,000	USD	326,263	Royal Bank of Canada	10/3/2025	1,318
EUR	40,000	USD	46,935	State Street Bank & Trust Co	10/3/2025	30
USD	365,053	AUD	555,000	Citibank NA	10/3/2025	(2,196)
USD	49,959	CAD	69,000	Canadian Imperial Bank of Commerce	10/3/2025	377
USD	48,119	CAD	67,000	JPMorgan Chase Bank NA	10/3/2025	(26)
USD	2,999,817	CAD	4,056,000	JPMorgan Chase Bank NA	10/3/2025	85,242
USD	46,803,166	EUR	39,558,000	BNP Paribas SA	10/3/2025	357,083
USD	71,570	EUR	61,000	Bank of America NA	10/3/2025	(51)
USD	189,371	EUR	160,000	Bank of America NA	10/3/2025	1,511
USD	80,175	EUR	69,000	Bank of America NA	10/3/2025	(840)
USD	217,550	EUR	186,000	Bank of America NA	10/3/2025	(837)
USD	140,504	EUR	121,000	Goldman Sachs Bank USA	10/3/2025	(1,566)
USD	63,164	EUR	54,000	JPMorgan Chase Bank NA	10/3/2025	(239)
USD	767,185	EUR	651,000	JPMorgan Chase Bank NA	10/3/2025	2,829
USD	122,789	GBP	90,000	BNP Paribas SA	10/3/2025	1,747
USD	103,056	GBP	76,000	BNP Paribas SA	10/3/2025	843
USD	103,390	GBP	77,000	BNP Paribas SA	10/3/2025	(168)
USD	12,961,446	GBP	9,494,000	BNP Paribas SA	10/3/2025	192,891
USD	50,208	GBP	37,000	Citibank NA	10/3/2025	446
USD	96,333	GBP	71,000	JPMorgan Chase Bank NA	10/3/2025	844
USD	332,837	GBP	248,000	JPMorgan Chase Bank NA	10/3/2025	(700)
USD	242,512	GBP	180,000	State Street Bank & Trust Co	10/3/2025	429
USD	338,808	JPY	48,650,000	JPMorgan Chase Bank NA	10/3/2025	9,798

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						664,571
Unrealized Appreciation						672,702
Unrealized Depreciation						(8,131)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV 0.75% 7/13/2026	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	1,250,000	(33,557)	22,829	(10,728)
Generali 4.125% 5/4/2026	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	600,000	(5,483)	(2,059)	(7,542)
Societe Generale SA 5.25% 9/6/2032	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	550,000	3,637	(4,301)	(664)
Deutsche Bank AG 5.625% 5/19/2031	6/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	450,000	4,644	(10,879)	(6,235)
Allianz SE 2.121% 7/8/2050	12/20/2030	BNP Paribas SA	(1%)	Quarterly	EUR	800,000	(11,246)	9,340	(1,906)
Aviva PLC 6.125% 11/14/2036	12/20/2030	Citibank NA	(1%)	Quarterly	EUR	600,000	(1,030)	170	(860)
Intesa Sanpaolo SpA 6.184% 2/20/2034	6/20/2030	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	550,000	(4,197)	(3,497)	(7,694)
Commerzbank AG 4% 12/5/2030	12/20/2030	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	500,000	3,537	(6,185)	(2,648)
Heidelberg Materials AG 3.75% 5/31/2032	12/20/2030	JPMorgan Chase Bank NA	(5%)	Quarterly	EUR	630,000	(156,705)	152,080	(4,625)
UniCredit SpA 5.375% 4/16/2034	6/20/2030	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	550,000	(1,805)	(4,969)	(6,774)

TOTAL CREDIT DEFAULT SWAPS							(202,205)	152,529	(49,676)

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	British Pound Sterling
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $55,496,088 or 57.3% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,850,480 or 6.0% of net assets.

(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Level 3 security.
(g)	Security is perpetual in nature with no stated maturity date.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Non-income producing - Security is in default.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $205,712.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,666,047	19,268,770	23,061,847	55,851	(14)	-	1,872,956	1,872,581	0.0%
Fidelity Securities Lending Cash Central Fund	-	1,267,028	1,267,028	17	-	-	-	-	0.0%
Total	5,666,047	20,535,798	24,328,875	55,868	(14)	-	1,872,956

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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